UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 23, 2004

PFF BANCORP, INC. (Exact name of registrant as specified in its charter)

Delaware	0-27404	95-4561623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 South Garey Avenue Pomona, CA (Address of principal executive offices)		91766 (Zip Code)

Registrant's telephone number, including area code: (909) 623-2323

Not Applicable (Former name or former address, if changed since last report)

Items 1 through 6.		Not applicable.

Item 7.		Financial Statements and Exhibits

	(a)	No financial statements are required to be filed with this report.

	(b)	No pro forma financial information is required to be filed with this report.
	(c)	The following exhibit is filed with this Report:

	Exhibit No	Description
	99.1	Press release issued by PFF Bancorp, Inc. on July 23, 2004, furnished in accordance with Item 12 of this Current Report on Form 8-K.
Item 8.		Not applicable.

Item 9.		Regulation FD

The following information is furnished under this Item 9 in satisfaction of Item 12, "Disclosure of Results of Operations and Financial Condition."

On July 23, 2004, PFF Bancorp, Inc. announced its earnings for the three months ended June 30, 2004.  A copy of the press release dated July 23, 2004, describing the three months ended June 30, 2004 earnings is attached as Exhibit 99.1.

Item 10-11.		Not applicable.

Item 12.		Results of Operations and Financial Condition
See Item 9 per SEC Release 33-8216, March 27, 2003.

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated July 23, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFF BANCORP, INC.

	By:	/s/ Gregory C. Talbott
Gregory C. Talbott Executive Vice President and Chief Financial Officer
Date: July 23, 2004